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GUIDESTONE FUNDS

Defensive Market Strategies® Fund and International Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

May 24, 2024

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to the Defensive Market Strategies Fund (the “DMSF”) and the International Equity Fund (the “IEF”), each a series of GuideStone Funds (the “Trust”).

The Board of Directors of the Trust (the “Board”) has approved the appointment of Wellington Management Company LLP (“Wellington”) to manage an assigned portion of the DMSF. There were no changes to the DMSF’s investment objective, principal investment strategies or principal investment risks as a result of the appointment of Wellington. The overall management and advisory fees of the DMSF increased by approximately 0.02% (two basis point) as a result of the appointment of Wellington as a sub-adviser to the DMSF; however, the overall management and advisory fees of the DMSF did not increase to a level above that last approved by its shareholders. As such, shareholder approval was not necessary to approve the appointment of Wellington as a sub-adviser to the DMSF pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) received by the Trust and GuideStone Capital Management, LLC (the “SEC Exemptive Order”), which is discussed within this Information Statement. The appointment of Wellington as a sub-adviser to the DMSF was approved in conjunction with the termination of the sub-advisory agreement with American Century Investment Management, Inc. (“American Century”). The Wellington portfolio account within the DMSF includes the assets previously managed by American Century and a reallocation of other assets within the DMSF.

In addition, the Board approved the appointment of Wellington to manage an assigned portion of the IEF. There were no changes to the IEF’s investment objective, principal investment strategies, principal investment risks or overall management and advisory fees as a result of the appointment of Wellington. The Wellington portfolio within the IEF includes a reallocation of assets within the IEF.

Pursuant to the SEC Exemptive Order, which is discussed within this Information Statement, the appointment of Wellington as a sub-adviser to each of the DMSF and the IEF did not require a shareholder vote.

We are not asking you for a proxy, and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ Brandon Pizzurro
Brandon Pizzurro
Director and President

GUIDESTONE FUNDS

Defensive Market Strategies® Fund and International Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF

INFORMATION STATEMENT

This notice provides only an overview of the more complete Information Statement that is available to you on the Internet related to the Defensive Market Strategies Fund (the “DMSF”) and the International Equity Fund (the “IEF”), each a series (each, a “Fund” and together, the “Funds”) of GuideStone Funds (the “Trust”). We encourage you to access and review all of the important information contained in this Information Statement, available online at GuideStoneFunds.com/Fund-Literature.

The Information Statement describes the appointments of a new sub-adviser to the Funds. On March 1, 2024, the Board of Directors of the Trust (the “Board”) approved the appointment of Wellington Management Company LLP (“Wellington”) to manage an assigned portion of the DMSF. In addition to Wellington, Neuberger Berman Investment Advisers LLC, PGIM Quantitative Solutions LLC and Shenkman Capital Management, Inc. will continue to provide sub-advisory services to the DMSF with respect to their allocated portions of the DMSF. Parametric Portfolio Associates LLC (“Parametric”) will also continue to be available to provide completion portfolio services to the DMSF, at the discretion of GuideStone Capital Management, LLC (the “Adviser”). In connection with the appointment of Wellington as a sub-adviser to the DMSF, the completion portfolio account, managed by Parametric, within the DMSF was suspended and reduced to zero. Additionally, in connection with the appointment of Wellington as a sub-adviser to the DMSF, the sub-advisory agreement with American Century Investment Management, Inc., on behalf of the DMSF, was terminated.

Also, on March 1, 2024, the Board approved the appointment of Wellington to manage an assigned portion of the IEF. In addition to Wellington, Altrinsic Global Advisors, LLC, AQR Capital Management, LLC, MFS Institutional Advisors, Inc., Parametric (as part of a completion portfolio account) and WCM Investment Management, LLC will continue to provide sub-advisory services to the IEF with respect to their allocated portions of the IEF.

Please note that under an exemptive order granted by the U.S. Securities and Exchange Commission, the Adviser is permitted, subject to approval of the Board, to select sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval, provided the changes do not result in an increase in the overall management and advisory fees payable by the Funds beyond what was previously approved by shareholders, and subject to certain conditions (the “SEC Exemptive Order”).

This Notice of Internet Availability of the Information Statement is being mailed on or about May 24, 2024, to the shareholders of record of each of the Funds as of April 30, 2024. The full Information Statement will be available to view and print on the Trust’s website at GuideStone.com/Fund-Literature until at least 90 days from the date of this Notice and the Information Statement. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Trust at 1-888-GS-FUNDS (1-888-473-8637). If you would like to receive a paper or email copy of the full Information Statement, you must request one.

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If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) have received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of this Notice of Internet Availability of Information Statement, unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Notice of Internet Availability of Information Statement, the Fund(s) will deliver promptly a separate copy of this Notice of Internet Availability of Information Statement to you upon written or oral request.

To receive a separate copy of this Notice of Internet Availability of Information Statement, or if you would like to receive a separate copy of future notices of internet availability of information statements, information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). If you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

We are not asking you for a proxy, and you are requested not to send us a proxy.

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GUIDESTONE FUNDS

Defensive Market Strategies® Fund and International Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Fund-Literature.

May 24, 2024

This document is an Information Statement for shareholders of the Defensive Market Strategies Fund (the “DMSF”) and the International Equity Fund (the “IEF”) , each a series (each, a “Fund” and together, the “Funds”) of GuideStone Funds (the “Trust”).

GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Trust and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. The Trust’s principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. BNY Mellon Investment Servicing (US) Inc. serves as the Trust’s transfer agent and is located at 103 Bellevue Parkway, Wilmington, Delaware 19809. The Northern Trust Company serves as the Trust’s fund administration and accounting agent and is located at 333 South Wabash Avenue, Chicago, Illinois 60604. This Information Statement will be mailed on or about May 24, 2024, to the shareholders of record of each Fund as of April 30, 2024 (the “Record Date”).

As described in the Funds’ prospectus, the assets of the Funds are allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) to permit the Adviser, subject to the approval of the Board of Directors of the Trust (the “Board” or the “Directors”), to select sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval, provided the change does not result in an increase in the overall management and advisory fees payable by the Funds beyond what was previously approved by shareholders, and subject to certain conditions (the “SEC Exemptive Order”). These conditions require, among other things, that the shareholders be notified of the appointment of a new sub-adviser within ninety (90) days of the sub-adviser’s appointment. This Information Statement provides such notice of the Board’s approval of an amended and restated sub-advisory agreement with Wellington Management Company LLP (“Wellington”) on behalf of each of the Funds.

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

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The DMSF and the IEF will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the website at GuideStoneFunds.com/Fund-Literature.

As of the Record Date, there were issued and outstanding 30,769,526.547 shares of the Investor Class and 88,895,257.742 shares of the Institutional Class of the DMSF and 25,016,726.178 shares of the Investor Class and 55,752,156.495 shares of the Institutional Class of the IEF. Appendix A lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of each Fund as of the Record Date. To the knowledge of the Adviser, executive officers and Directors of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

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I.	Defensive Market Strategies® Fund: Appointment of Wellington Management Company LLP as a Sub-Adviser

A.	Overview

On March 1, 2024, the Board voted to approve the appointment of Wellington to manage a separate portion of the DMSF. There were no changes to the DMSF’s investment objective, principal investment strategies or principal investment risks as a result of the appointment of Wellington. The overall management and advisory fees of the DMSF increased by approximately 0.02% (two basis points) as a result of the appointment of Wellington as a sub-adviser to the DMSF; however, the overall management and advisory fees of the DMSF did not increase to a level above that last approved by its shareholders. As such, shareholder approval was not necessary to approve the appointment of Wellington as a sub-adviser to the DMSF pursuant to the SEC Exemptive Order.

B.	Appointment

At a regular meeting held on February 29-March 1, 2024, the Board, including the Directors who are not “interested persons” of the Trust (“Independent Directors”), as the term “interested person” is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), advised by independent legal counsel, considered and unanimously approved the Adviser’s recommendation to appoint Wellington to manage a separate portion of the DMSF, pursuant to an amended and restated sub-advisory agreement among the Trust, the Adviser and Wellington (the “Wellington DMSF Agreement”).

In addition to Wellington, Neuberger Berman Investment Advisers LLC, PGIM Quantitative Solutions LLC and Shenkman Capital Management, Inc. will continue to provide sub-advisory services to the DMSF with respect to their allocated portions of the DMSF. Parametric Portfolio Associates LLC (“Parametric”) will also continue to be available to provide completion portfolio services to the DMSF at the discretion of the Adviser. In connection with the appointment of Wellington as a sub-adviser to the DMSF, the completion portfolio account, managed by Parametric, within the DMSF was suspended and reduced to zero. Additionally, in connection with the appointment of Wellington as a sub-adviser to the DMSF, the sub-advisory agreement with American Century Investment Management, Inc., on behalf of the DMSF, was terminated.

The Adviser’s recommendation to appoint Wellington was based on the Adviser’s analysis of the DMSF’s investment objective and the structure of the DMSF’s sub-adviser composite. The Adviser’s recommendation is intended to benefit the DMSF by enhancing the DMSF’s risk-return profile.

C.	Board Considerations

In making its determination to approve the appointment of Wellington to the DMSF, the Board, including the Independent Directors, advised by independent counsel, considered the Adviser’s recommendation to appoint Wellington to manage a portion of the DMSF’s portfolio pursuant to the Wellington DMSF Agreement. The Directors took into account the materials provided prior to and during the meeting, the presentations made by the Adviser and by Wellington and the extensive discussions held. The Board also took into account the IMC’s review of information related to the Wellington DMSF Agreement. The Board considered the terms of the Wellington DMSF Agreement, the investment management team at Wellington, the reasonableness of Wellington’s sub-advisory fees and whether the appointment of Wellington would be in the best interests of the DMSF and its shareholders.

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The Board reviewed a number of factors it should consider in evaluating whether to approve the Wellington DMSF Agreement and the materials provided to support each factor, both at this meeting and throughout the year. Such factors included the nature, extent and quality of the services to be provided by Wellington; the composite performance history of Wellington’s Select Quality Strategy (“SQ Strategy”); the fees charged by Wellington for its services; and information regarding the ownership structure, investment management experience, personnel, clients, assets under management (“AUM”), legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophy and processes of Wellington. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Wellington. The Board received and considered information about Wellington’s potential to contribute economies of scale as the DMSF grows in size. The Board considered that the Adviser had been able to negotiate a fee schedule for the DMSF that was considered to be favorable compared to Wellington’s stated fee schedule.

Because the engagement with Wellington for the DMSF is new, there was no relevant historical profitability information for the Board to assess. The Directors considered the Adviser’s assessment of Wellington’s financial condition. The Directors noted that the Adviser, after reviewing certain financial information provided by Wellington, believed that Wellington had a liquid balance sheet and sound funding.

The Board considered the fees to be paid to Wellington under the Wellington DMSF Agreement, as well as the overall fee structure under the Wellington DMSF Agreement, in light of the nature, extent and quality of the services to be provided to the DMSF. The Board also considered information about the fees charged by Wellington to other clients.

The Board noted that the DMSF’s overall management and advisory fees would increase as a result of the addition of Wellington but that the fees were still below the overall management and advisory fees that had last been approved by DMSF’s shareholders. The Board also noted that the DMSF, and not the Adviser, would pay fees to Wellington directly. In addition, the Board noted that GSCM’s profitability would not be impacted by the addition of Wellington, as the advisory fee rate paid to GSCM by the DMSF is not changing.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Wellington and its affiliates as a result of its arrangements with the DMSF. The Board concluded that any potential benefits to be derived by Wellington included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.

While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the SQ Strategy The Board noted the SQ Strategy’s performance history versus its benchmark, the Russell 1000® Index, had been favorable over historic time periods, with the SQ Strategy outperforming the benchmark for the three- and seven-year and analysis periods ended December 31, 2023, and underperformed the benchmark for the one- and five-year periods.

The Board considered the representations made that Wellington would be comfortable managing its strategy in accordance with the Trust’s faith-based investment (“FBI”) policy.

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The Board noted that the Adviser planned to use a transition manager in order to seek a cost-effective and performance-advantage approach to reallocate assets among the DMSF’s sub-advisers.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Wellington would provide investment management services that are appropriate in scope and that the fees to be paid by the DMSF under the Wellington DMSF Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors deliberated upon, among others.

No officers or Directors of the Trust are officers, employees, directors, general partners or shareholders of Wellington. In addition, since January 1, 2023, the beginning of the Trust’s prior fiscal year, no Director of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Wellington, any parent or subsidiary of Wellington or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding Wellington. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. As of March 31, 2024, Wellington, along with its investment advisory affiliates, had investment management authority with respect to approximately $1.25 trillion in assets. Donald J. Kilbride, Senior Managing Director and Equity Portfolio Manager, is responsible for the day-to-day management of the portion of the DMSF assigned to Wellington. Mr. Kilbride has been with Wellington for more than five years. More information about Wellington is provided in Appendix B.

Comparison of Management Fees – Defensive Market Strategies Fund. As a result of the appointment of Wellington, the overall management and advisory fees paid by the DMSF increased by approximately 0.02% (two basis points), based on a restatement of fees for the current fiscal year, compared to the overall management and advisory fees paid by the DMSF prior to the effective date of the Wellington DMSF Agreement. However, the overall management and advisory fees of the DMSF did not increase to a level above that last approved by its shareholders. As such, the appointment of Wellington as a sub-adviser to the DMSF did not require a shareholder vote. The DMSF, and not the Adviser, pays the sub-advisory fees to Wellington directly and there is no expense cap in effect for the DMSF; therefore, the appointment of Wellington is not expected to affect the Adviser’s profitability with respect to the DMSF.

The Institutional Class and Investor Class of the DMSF paid overall management and advisory fees of 0.60% of average daily net assets for the year ended December 31, 2023. For the fiscal year ended December 31, 2023, the actual overall management and advisory fees paid by the DMSF to the Adviser and the sub-advisers, both as a dollar amount and as a percentage based upon the DMSF’s average daily net assets, were $4,347,116 (0.33%) and $3,619,611 (0.27%), respectively. Upon the effectiveness of Wellington providing services to the DMSF, the Institutional Class and Investor Class of the DMSF began paying overall management and advisory fees of approximately 0.62% of the DMSF’s average daily net assets. This increase reflects the fees payable to Wellington, as well as fees paid to the DMSF’s existing sub-advisers under the services of their respective sub-advisory agreements with the Trust and the Adviser. If the new overall management and advisory fees had been in effect for the fiscal year ended December 31, 2023, the DMSF would have paid $8,167,307 in overall management and advisory fees or a 0.03% increase in the overall management and advisory fees actually paid that year. The actual amount of the overall management and advisory fees paid by the DMSF will vary, depending on the allocation of the DMSF’s assets to its sub-advisers.

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The following tables show the DMSF’s annual expenses (1) based on actual expenses incurred during the DMSF’s fiscal year ended December 31, 2023; and (2) on a pro forma basis as if the Wellington DMSF Agreement had been in effect during 2023. The pro forma expenses should not be considered a representation of future expenses. Actual expenses for the DMSF may be higher or lower than those shown as follows:

DMSF Comparison of Fees and Expenses

As of December 31, 2023

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class		Investor Class
	With Actual Advisory Fee	Pro Forma with Restated Advisory Fee	With Actual Advisory Fee	Pro Forma with Restated Advisory Fee
Management fee	0.60%	0.62%	0.60%	0.62%
Other expenses	0.05%	0.05%	0.32%	0.32%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses	0.66%	0.68%	0.93%	0.95%

Expense Example

This example is intended to help you compare the cost of investing in the DMSF with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the DMSF for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the DMSF’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class		Investor Class
	With Actual Advisory Fee	Pro Forma with Restated Advisory Fee	With Actual Advisory Fee	Pro Forma with Restated Advisory Fee
1 Year	$ 67	$ 69	$ 95	$ 97
3 Years	$211	$218	$ 296	$ 303
5 Years	$368	$379	$ 515	$ 525
10 Years	$822	$847	$1,143	$1,166

Description of the Wellington DMSF Agreement. The Wellington DMSF Agreement became effective on March 7, 2024, and Wellington began providing services to the DMSF on March 25, 2024. This description of the Wellington DMSF Agreement is qualified in its entirety by the Wellington DMSF Agreement, which is included in Appendix C. The terms of the Wellington DMSF Agreement are substantially the same as the investment sub-advisory agreements among the Trust, the Adviser and the Funds’ other sub-advisers, except as to: (1) the effective date; (2) the sub-advisory fee schedule; and/or (3) certain provisions related to transacting in certain securities, use of affiliates and the treatment of confidential information.

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The Wellington DMSF Agreement will continue in effect for an initial term of two years. Thereafter, the Wellington DMSF Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Funds, and also, in either event, if approved by a majority of the Independent Directors.

Under the Wellington DMSF Agreement, Wellington manages the assets of the DMSF that are allocated to it by the Adviser. Wellington has discretion pursuant to the Wellington DMSF Agreement to purchase and sell securities for its allocated segment of the DMSF’s assets in accordance with the DMSF’s objectives, policies and restrictions, and the more specific strategies and guidelines provided by the Adviser to Wellington. Although Wellington is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The Wellington DMSF Agreement recognizes that Wellington may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The Wellington DMSF Agreement also provides that Wellington will: (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder and any other applicable legal provisions, with respect to transactions Wellington effects on behalf of the DMSF and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the DMSF’s performance with respect to Wellington’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that Wellington normally makes available to its institutional investors or other customers.

The Wellington Agreement does not protect Wellington against liability to the DMSF or to the DMSF’s shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Wellington DMSF Agreement.

The Wellington DMSF Agreement will terminate automatically with respect to the DMSF upon assignment or upon the termination of the DMSF’s Advisory Agreement with the Adviser. The Wellington DMSF Agreement may be terminated without penalty at any time by: (1) the Board, or by vote of a majority of the outstanding voting securities of the DMSF, on sixty (60) days’ written notice to Wellington; (2) the Adviser, immediately upon written notice to Wellington; or (3) Wellington on ninety (90) days’ written notice to the DMSF and the Adviser.

Further Information. More information about Wellington is included in Appendix B. The above information on the Wellington DMSF Agreement is only a summary and is qualified in its entirety by reference to the text of the Wellington DMSF Agreement, which is included in its entirety in Appendix C. Copies of the Wellington DMSF Agreement will be on file with the SEC and will be available: (i) on the SEC’s EDGAR database via the internet at www.sec.gov; (ii) by electronic request to publicinfo@sec.gov; or (iii) by mail by sending your request to the U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-1520.

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II.	International Equity Fund: Appointment of Wellington Management Company LLP as a Sub-Adviser

A.	Overview

On March 1, 2024, the Board voted to approve the appointment of Wellington to manage a separate portion of the IEF. There were no changes to the IEF’s investment objective, principal investment strategies, principal investment risks or fees as a result of the appointment of Wellington. Because there was no change to the overall management and advisory fees of the IEF, shareholder approval was not necessary to approve the appointment of Wellington as a sub-adviser to the IEF pursuant to the SEC Exemptive Order.

B.	Appointment

At a regular meeting held on February 29-March 1, 2024, the Board, including the Independent Directors, advised by independent legal counsel, considered and unanimously approved the Adviser’s recommendations to appoint Wellington to manage a separate portion of the IEF portfolio, pursuant to an amended and restated sub-advisory agreement among the Trust, the Adviser and Wellington (the “Wellington IEF Agreement”).

In addition to Wellington, Altrinsic Global Advisors, LLC(“Altrinsic”), AQR Capital Management, LLC (“AQR”), MFS Institutional Advisors, Inc., Parametric (as part of a completion portfolio account) and WCM Investment Management, LLC (“WCM”) will continue to provide sub-advisory services to the IEF with respect to their allocated portions of the IEF.

The Adviser’s recommendations to appoint Wellington to manage a separate portion of the IEF portfolio was based on the Adviser’s analysis of the IEF’s investment objective and the structure of the IEF’s sub-adviser composite. The Adviser’s recommendation is intended to benefit the IEF by enhancing its risk-return profile.

C.	Board Considerations

In making its determination to approve the appointment of Wellington, the Board, including the Independent Directors, advised by independent counsel, considered the Adviser’s recommendation to appoint Wellington to manage a portion of the IEF’s portfolio pursuant to the Wellington IEF Agreement. The Directors took into account the materials provided prior to and during the meeting, the presentations made by the Adviser and Wellington and the extensive discussions held. The Board also took into account the IMC’s review of information related to the Wellington IEF Agreement. The Board considered the terms of the Wellington IEF Agreement, the investment management team at Wellington, the reasonableness of Wellington’s sub-advisory fees and whether the appointment of Wellington would be in the best interests of the IEF and its shareholders.

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The Board reviewed a number of factors that it should consider in evaluating whether to approve the Wellington IEF Agreement and the materials provided to support each factor, both at the meeting and throughout the year. Such factors included the nature, extent and quality of the services to be provided by Wellington; the composite performance history of Wellington’s International Research Equity Strategy (“IRE Strategy”); the fees charged by Wellington for its services; and information regarding the ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophy and processes of Wellington. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Wellington. The Board received and considered information about Wellington’s potential to contribute economies of scale as the IEF grows in size. The Board considered that the Adviser had been able to negotiate a fee schedule for the IEF that was considered to be favorable.

Because the engagement with Wellington for the IEF is new, there was no relevant historical profitability information for the Board to assess. The Directors considered the Adviser’s assessment of Wellington’s financial condition. The Directors noted that the Adviser, after reviewing certain financial information provided by Wellington, believed that Wellington had a liquid balance sheet and sound funding.

The Board considered the fees to be paid to Wellington under the Wellington IEF Agreement, as well as the overall fee structure under the Wellington IEF Agreement, in light of the nature, extent and quality of the services to be provided. The Board also considered information about the fees charged by Wellington to other clients. The Board noted that the IEF, and not the Adviser, would pay fees to Wellington directly. In addition, the Board noted that GSCM’s profitability would not be impacted by the addition of Wellington, as the advisory fee rate paid to GSCM by the IEF was not changing.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Wellington and its affiliates as a result of its arrangements with the IEF. The Board concluded that any potential benefits to be derived by Wellington included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.

While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the IRE Strategy. The Board noted the IRE Strategy’s performance history versus its benchmark, the MSCI EAFE Index, had been favorable over historic time periods, with the IRE Strategy outperforming its benchmark for the five- and seven-year and analysis periods ended December 31, 2023, and underperformed the benchmark for the one- and three-year periods.

The Board considered the Adviser’s representation that Wellington would be comfortable managing its strategy in accordance with the Trust’s FBI policy.

The Board noted that the Adviser would seek a cost-effective and performance-advantaged approach to reallocate assets among the IEF’s sub-advisers and planned to use a transition manager.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Wellington would provide investment management services that are appropriate in scope and that the fees to be paid by the IEF under the Wellington IEF Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors deliberated upon, among others.

9

No officers or Directors of the Trust are officers, employees, directors, general partners or shareholders of Wellington. In addition, since January 1, 2023, the beginning of the Trust’s prior fiscal year, no Director of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Wellington, any parent or subsidiary of Wellington or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding Wellington. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. As of March 31, 2024, Wellington, along with its investment advisory affiliates, had investment management authority with respect to approximately $1.25 trillion in assets. Mary L. Pryshlak, CFA, Senior Managing Director and Head of Research, and Jonathan G. White, CFA, Managing Director and Director, Research Portfolios, are responsible for the day-to-day management of the portion of the IEF assigned to Wellington. Ms. Pryshlak and Mr. White have been with Wellington for more than five years. More information about Wellington is provided in Appendix B.

Description of the Wellington IEF Agreement. The Wellington IEF Agreement became effective on March 7, 2024, and Wellington began providing services to the IEF on March 26, 2024. This description of the Wellington IEF Agreement is qualified in its entirety by the Wellington IEF Agreement, which is included in Appendix C. The terms of the Wellington IEF Agreement are substantially the same as the investment sub-advisory agreements among the Trust, the Adviser and the Funds’ other sub-advisers, except as to: (1) the effective date; (2) the sub-advisory fee schedule; and/or (3) certain provisions related to transacting in certain securities, use of affiliates and the treatment of confidential information.

The Wellington IEF Agreement will continue in effect for an initial term of two years. Thereafter, the Wellington IEF Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Trust, and also, in either event, if approved by a majority of the Independent Directors.

Under the Wellington IEF Agreement, Wellington manages the assets of the IEF that are allocated to it by the Adviser. Wellington has discretion pursuant to the Wellington IEF Agreement to purchase and sell securities for its allocated segment of the IEF’s assets in accordance with the IEF’s objectives, policies and restrictions, and the more specific strategies and guidelines provided by the Adviser to Wellington. Although Wellington is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The Wellington IEF Agreement recognizes that Wellington may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The Wellington IEF Agreement also provides that Wellington will: (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder and any other applicable legal provisions, with respect to transactions Wellington effects on behalf of the IEF and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the IEF’s performance with respect to Wellington’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that Wellington normally makes available to its institutional investors or other customers.

10

The Wellington IEF Agreement does not protect Wellington against liability to the IEF or the IEF’s shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Wellington IEF Agreement.

The Wellington IEF Agreement will terminate automatically with respect to the IEF upon assignment or upon the termination of the IEF’s Advisory Agreement with the Adviser. The Wellington IEF Agreement may be terminated without penalty at any time by: (1) the Board, or by vote of a majority of the outstanding voting securities of the IEF, on sixty (60) days’ written notice to Wellington; (2) the Adviser, immediately upon written notice to Wellington; or (3) Wellington on ninety (90) days’ written notice to the IEF and the Adviser.

Further Information. More information about Wellington is included in Appendix B. The above information on the Wellington IEF Agreement is only a summary and is qualified in its entirety by reference to the text of the Wellington IEF Agreement, which is included in its entirety in Appendix C. Copies of the Wellington IEF Agreement will be on file with the SEC and will be available: (i) on the SEC’s EDGAR database via the internet at www.sec.gov; (ii) by electronic request to publicinfo@sec.gov; or (iii) by mail by sending your request to the U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-1520.

III.	Additional Information

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, the Funds may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Funds’ sub-advisers, with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Funds’ sub-advisers. For the fiscal year ended December 31, 2023, neither Fund engaged in affiliated brokerage transactions.

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Director, the communication should be submitted in writing to Melanie Childers, Vice President – Fund Operations and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Board or the specified Director(s).

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Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) have received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of the Notice of Internet Availability of Information Statement, unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Notice of Internet Availability of Information Statement, the Fund(s) will deliver promptly a separate copy of the Notice of Internet Availability of Information Statement to you upon written or oral request. To receive a separate copy of the Notice of Internet Availability of Information Statement, or if you would like to receive a separate copy of future notices of internet availability of information statements, information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). If you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Directors,

/s/ Melanie Childers
Melanie Childers
Vice President – Fund Operations and Secretary of the Trust

May 24, 2024

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APPENDIX A

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF THE

DEFENSIVE MARKET STRATEGIES® AND INTERNATIONAL EQUITY FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of April 30, 2024 (Percentage of shares owned rounded to the nearest whole percentage)

Defensive Market Strategies Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	18,030,208.866	59%

Defensive Market Strategies Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,514,966.206	15%

Defensive Market Strategies Fund Investor Class	LPL Financial (FBO)Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	1,718,225.876	6%

International Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	14,325,125.278	57%

International Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,396,088.578	14%

International Equity Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	2,658,518.468	11%

Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	20,598,725.091	23%

Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	14,793,210.164	17%

Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	11,495,808.774	13%

Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	11,385,975.736	13%

Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	6,497,513.101	7%

Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	6,231,956.280	7%

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Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of April 30, 2024 (Percentage of shares owned rounded to the nearest whole percentage)

International Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	18,309,467.317	33%

International Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	13,160,013.174	24%

International Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	8,519,508.899	15%

International Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	7,060,165.381	13%

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APPENDIX B

MORE INFORMATION ABOUT

WELLINGTON MANAGEMENT COMPANY LLP

Wellington Management Company LLP (“Wellington”) is a registered investment advisor with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (“1940 Act”). Wellington’s principal offices are located at 280 Congress Street, Boston, Massachusetts 02210. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. As of March 31, 2024, Wellington, along with its investment advisory affiliates, had investment management authority with respect to approximately $1.25 trillion in assets.

The table below lists the names and principal occupations for the principal executive officers of Wellington. The business address of each person listed in the table is the same as the address for Wellington.

Name	Principal Occupations
Jean M. Hynes	Chief Executive Officer
Stephen Klar	President
Gregory S. Konzal	Managing Director, Counsel and Head of Legal, Americas
Erin K. Murphy	Senior Managing Director and Chief Financial Officer
James S. Peterson	Managing Director and Chief Compliance Officer

The table below shows the fee schedules of other investment companies registered under the 1940 Act that are advised by Wellington in a similar approach to the Wellington strategy within the Defensive Market Strategies Fund.

Fund	Approximate Net Assets as of March 31, 2024 (in millions)	Fee Schedule	Fee Waivers
Fund A1	$700.4	0.250% for first $250 million 0.225% for next $750 million 0.200% over $1 billion	N/A
Fund B1	See Note 2 below	0.340% for first $250 million 0.320% for next $250 million 0.300% over $500 million	N/A
Fund B2	See Note 2 below	0.340% for first $250 million 0.320% for next $250 million 0.300% over $500 million	N/A

1 Wellington managed over $400 billion in AUM as of March 31, 2024, for the client associated with Fund A.

2 Wellington managed $45.9 million in Fund B1 and Fund B2 combined.

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The table below shows the fee schedule of another investment company registered under the 1940 Act that is advised by Wellington in a similar approach to the Wellington strategy within the International Equity Fund.

Fund	Approximate Net Assets as of March 31, 2024 (in millions)	Fee Schedule	Fee Waivers
Fund A	$663.2	0.335% for first $150 million 0.300% for next $850 million 0.285% on next $1 billion 0.270% on next $1 billion 0.250% over $3 billion	N/A

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APPENDIX C

AMENDED AND RESTATED SUB-ADVISORY AGREEMENT

THIS AMENDED AND RESTATED SUB-ADVISORY AGREEMENT (“Agreement”) is made among GUIDESTONE FUNDS, a Delaware statutory trust (“Trust”), GUIDESTONE CAPITAL MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Texas (“Adviser”), and WELLINGTON MANAGEMENT COMPANY LLP, a registered investment adviser organized under the laws of the State of Delaware (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, under the Advisory Agreement, the Adviser has agreed to provide investment advisory services to the Trust; and

WHEREAS, under the Advisory Agreement, subject to the approval of the Board of Trustees of the Trust (“Board”), the Adviser is authorized to retain one or more investment sub-advisers to provide investment advisory services to one or more series of the Trust; and

WHEREAS, the Adviser and Sub-Adviser entered into a Sub-Advisory Agreement on September 29, 2020, as amended, (“Existing Agreement”) and now wish to enter into this Agreement which amends and restates the Existing Agreement in its entirety; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to the series of the Trust listed on Schedule A, as such Schedule A may be amended from time to time (such series being collectively referred to herein as the “Fund,” with any reference herein to the Fund pertaining to such series of the Trust as the context requires), in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.  Appointment. The Adviser and the Trust hereby appoint the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including, but not limited to, cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.  Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

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3.  Duties as Sub-Adviser.

(a)  Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, and the policies and procedures adopted by the Trust or the Adviser that are applicable to the Sub-Adviser listed on Schedule B, as such Schedule B may be amended from time to time, the Sub-Adviser will: (i) provide a continuous investment program with respect to the Fund Account; (ii) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and (iii) be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Trust will deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Agreement, including the policies and procedures applicable to the Sub-Adviser listed on Schedule B hereto.

(b)  The Sub-Adviser’s authority hereunder shall include the power to buy, sell, and hold such securities and other instruments, to open accounts and execute trading agreements and any other reasonable and customary documents and representation letters on behalf of the Fund Account as the Sub-Adviser deems appropriate within the parameters of Sections 3(a) and 4, and the conditions of this Agreement. The Sub-Adviser agrees that, prior to (i) opening any accounts, including futures accounts with brokerage firms or other financial institutions and (ii) entering into any ISDA master agreement, master repurchase agreement, or any other master swap or over-the-counter trading documentation, including any schedule or credit support annex thereto (such agreements collectively, “OTC Agreements”), or any related clearing agreements on behalf of the Fund, the Sub-Adviser shall notify the Fund’s accounting agent and administrator (“Administrator”), custodian bank (“Custodian”), and the Adviser of the existence and any pertinent terms of the account opening documents and other related agreements, OTC Agreements, and related clearing agreements. With respect to master agreements and amendments thereto, the Sub-Adviser agrees to provide copies of the documents upon request. With respect to transactions involving derivative instruments and/or OTC Agreements, the Sub-Adviser agrees to provide Counterparty reports of the type described in Section 3(i). For purposes of this section, the term “Counterparty” includes a clearing broker, prime broker, dealer, foreign currency dealer, futures commission merchant, bank, or any counterparty to an OTC Agreement.

(c)  In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective as soon as reasonably practicable after such changes have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

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(d)  The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will seek to obtain best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”), the Sub-Adviser may, in its discretion, use brokers and dealers (including brokers and dealers that may be affiliated persons of the Sub-Adviser to the extent permitted herein) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers and dealers, directly or indirectly through a commission sharing arrangement, in return for brokerage and research services a higher commission than may be charged by other brokers and dealers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser reasonably believes to be equitable over time and consistent with its fiduciary obligations to each client account. In addition, subject to applicable laws, rules and regulation, the Sub-Adviser may, but shall be under no obligation to, execute purchases and sales of the same securities or other instruments on behalf of the Fund directly with other clients of the Sub-Adviser as set forth in Wellington Management’s Policy and Procedures on Order Execution.

(e)  Except as permitted by applicable law, rule or regulation (including, but not limited to, Sections 10 and 17 of the 1940 Act and Section 206 of the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the respective rules and regulations promulgated thereunder), including by exemptive order granted by the U.S. Securities and Exchange Commission (“SEC”), SEC interpretive release, and/or SEC staff no-action letter or other written guidance, the Sub-Adviser shall not, on behalf of the Fund Account, enter into any transaction wherein:

(i) during the existence of any underwriting or selling syndicate, an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as a principal underwriter;

(ii) an affiliated person of or principal underwriter for the Trust, or any affiliated person of such an affiliated person or principal underwriter, acts as principal; or

(iii) an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as agent or broker.

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If the Sub-Adviser enters into any of the permissible affiliated transactions contemplated above, the Sub-Adviser shall comply with the Trust’s policies and procedures, as provided to the Sub-Adviser, in so doing. The Sub-Adviser acknowledges that, upon entering into this Agreement, it is an “investment adviser” of the Trust within the meaning of Section 2(a)(20)(B) of the 1940 Act, and therefore an “affiliated person” of the Trust within the meaning of Section 2(a)(3)(E) of the 1940 Act. The Sub-Adviser agrees that it will upon request provide the Adviser with a written list of its affiliated persons, indicating which of those affiliated persons are brokers, dealers, futures commission merchants (“FCMs”), and/or banks, and will update such list from time to time, as necessary. To enable the Sub-Adviser to comply with this paragraph, the Adviser agrees that it will, upon request, provide the Sub-Adviser with a written list of the Trust’s affiliated persons (excluding the Fund’s sub-advisers) and principal underwriter, and their respective affiliated persons, and will update such list from time to time, as necessary.

(f)  In furnishing services hereunder, to the extent prohibited by, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; or (iii) any successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties, so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(g)  The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder and any other applicable legal provisions, including the Advisers Act, the 1934 Act, the Commodity Exchange Act of 1936, as amended (“CEA”), and the rules and regulations adopted thereunder from time to time, with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Administrator with such periodic and special reports as any of them may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust. Notwithstanding the foregoing, the Sub-Adviser shall be able to retain copies of such records to the extent necessary to comply with the Sub-Adviser’s recordkeeping policies or regulatory obligations. The Sub-Adviser agrees to keep confidential all records of the Trust and information relating to the Trust in accordance with Section 14 hereof unless the release of such records or information is otherwise consented to in writing by the Trust or the Adviser. The Trust and Adviser agree that such consent shall not be unreasonably withheld. For the avoidance of doubt, where the Sub-Adviser may be exposed to civil or criminal contempt proceedings, when required to divulge such information or record to duly constituted authorities, or when requested to divulge such information in the context of a regulatory examination or investigation being conducted by one of its regulators, such consent is deemed hereby given and the Sub-Adviser shall promptly inform the Trust and the Adviser of the disclosure of such information unless the Sub-Adviser is prohibited from so doing by law.

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(h)  All transactions for the Fund Account will be consummated by delivery of assets to or from the Custodian, or such depositories or agents as may be designated by the Custodian in writing, and neither the Sub-Adviser nor its affiliated persons shall have possession or custody of Fund assets at any time. The Sub-Adviser shall advise the Fund’s Custodian and Administrator on a prompt basis of each purchase and sale of a portfolio security or other financial instrument specifying the name of the issuer or Counterparty, the description, terms and amount of shares or principal amount of the security or other financial instrument purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer and such other information as may reasonably be required. The Sub-Adviser shall arrange for the transmission to the Fund’s Custodian and Administrator on a daily basis such confirmation, trade tickets, and other documents and information as may be reasonably necessary to enable the Custodian and Administrator to perform their administrative, recordkeeping and other responsibilities with respect to the Fund. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian in accordance with the foregoing, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of the Sub-Adviser; provided, that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(i)   Without limiting the generality of the foregoing and in furtherance thereof, the Sub-Adviser shall report to the Fund’s Custodian and Administrator all trades and positions in the Fund Account daily (in such form and at such times as specified by the Fund’s Custodian and Administrator and/or the Adviser), including any trade it has entered into for which it has not received confirmation (and, with respect to transactions involving derivative instruments, shall also request each executing broker and Counterparty to deliver its own such transaction and position reporting). Unless otherwise specified by the Adviser, all trades shall be communicated by the Sub-Adviser to the Fund’s Custodian and Administrator by 10 a.m. Central Time on the business day following the trade date, or as soon as reasonably practicable thereafter. The Sub-Adviser shall notify the Fund’s Custodian and Administrator immediately upon becoming aware of any trades not included in any previously transmitted trade communication.

(j)  The Sub-Adviser shall confirm all trades with each executing broker and Counterparty upon execution to ensure accurate trade settlement The Sub-Adviser shall also reconcile no less frequent than weekly all trades and positions (including cash) to the Fund’s official books and records, including without limitation, daily reconciliation of all open Custody positions (as defined below) (including cash) to the Custodian, and reconciliation of all open Counterparty-Traded Positions (as defined below) to the Administrator. The Fund’s Administrator shall also conduct a reconciliation of Counterparty-Traded Positions (as defined below) as reported from executing brokers and Counterparties and the Sub-Adviser shall cooperate with the Fund’s Administrator in order to effect such reconciliation, including assisting the Fund’s Custodian and Administrator to such files and websites of the executing brokers and Counterparties. The Sub-Adviser shall work with the Fund’s Custodian and Administrator and/or the Adviser, as appropriate, to resolve all open reconciliation items as soon as reasonably practicable, including trade and position discrepancies, identified in such reconciliations. The Sub-Adviser shall also provide to the Adviser and its Custodian and Administrator a monthly (or such other frequency as may be requested by the Adviser) report detailing all the reconciliation activities outlined in this section, including details about each discrepancy and the plan for resolution. These reports shall be sent to the email address(es) provided by the Adviser to the Sub-Adviser. If a reconciliation does not identify any discrepancies, an email is still required providing evidence of reconciliation. For purposes of this Section 3(j), the term “Custody Positions” refers to all assets of the Fund, including cash, for which custody is maintained directly by the Fund’s Custodian and the term “Counterparty-Traded Positions” refers to all other assets of the Fund, including instruments traded via a Counterparty as defined in Section 3(g).

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(k)  The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule C attached hereto, as such Schedule C may be amended from time to time, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(l)  In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will upon reasonable request provide reasonable assistance to the Administrator and/or the Fund in determining or confirming the fair valuation of portfolio securities held in the Fund Account. This assistance includes (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser who are knowledgeable about the security or other asset or liability, its issuer or Counterparty (as applicable), its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board or the Valuation Committee of the Adviser convenes; (ii) assisting the Board, Adviser, the Custodian or the Administrator in obtaining bids and offers or quotes from broker-dealers or market-makers with respect to investments held in the Fund Account, upon the reasonable request of the Adviser, Custodian or Administrator; (iii) upon the request of the Board, Adviser, the Custodian or the Administrator, providing recommendations for pricing and fair valuations (including the methodology and rationale used in making such recommendation and such other relevant information as may be requested) of any portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service; and (iv) maintaining adequate records and written backup information with respect to the investments valuation assistance provided hereunder, and providing such information to the Board, Adviser or the Fund upon request. Additionally, the Sub-Adviser shall be responsible for obtaining valuations for derivative instruments from Counterparties and for providing that information (and any valuation determinations made by the Sub-Adviser) to the Fund’s Administrator and the Adviser for their consideration as the Administrator or Adviser may specify. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price assigned to any security or other investment in the Fund Account that is not readily ascertainable may not accurately reflect the fair value thereof. In those circumstances, approved fair valuation methodology may be utilized by the Sub-Adviser to establish a price, at which time a fair valuation recommendation would be provided to the Adviser. Notwithstanding the foregoing, the Adviser and the Trust hereby acknowledge that the Sub-Adviser is not the pricing agent for the Fund and therefore not responsible for valuing the Fund’s securities for purposes of calculating the Fund’s net asset value.

(m)  The Sub-Adviser shall provide reasonable assistance as reasonably requested in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review Registration Statements or portions thereof that relate to the Fund or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis and in a form mutually agreeable to the parties. The Sub-Adviser’s (or its affiliate’s) Form 13F filed with the SEC shall include, to the extent applicable, the 13(f) securities held in the Fund Account.

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(n)  As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of the Sub-Adviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 under the 1940 Act. Specifically, the Sub-Adviser agrees to, upon the reasonable request of the Trust and with reasonable prior notice: (i) provide periodic certifications relating to the Sub-Adviser’s provision of portfolio management services hereunder, including that: (A) the Sub-Adviser is in compliance with all applicable “Federal Securities Laws,” as defined in Rule 38a-l under the 1940 Act; (B) the Sub-Adviser’s policies and procedures are reasonably designed to prevent violation of the Federal Securities Laws by the Sub-Adviser and its supervised persons; and (C) the Sub-Adviser has reviewed, no less frequently than annually, the adequacy of its policies and procedures and the effectiveness of their implementation; and (ii) reasonably cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Sub-Adviser’s compliance controls. Upon request and reasonable prior notice, the Trust’s chief compliance officer shall have direct access to the Sub-Adviser’s chief compliance officer and compliance personnel, and the Sub-Adviser shall provide the Trust’s chief compliance officer with periodic reports and special reports in the event of compliance problems.

(o)  The Sub-Adviser is permitted to use persons employed by an “affiliated person” (as defined in the 1940 Act) of the Sub-Adviser, each of whom shall be treated as an “associated person” of the Sub-Adviser (as defined in the Advisers Act) to assist in providing discretionary or non-discretionary investment advisory services under this Agreement to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act and Advisers Act, the rules thereunder, and relevant positions of the SEC and its staff. In addition, Sub-Adviser is permitted to use affiliates and employees of such affiliates, to provide non-discretionary investment advisory services. The Sub-Adviser will be responsible under this Agreement for any action taken by such person on behalf of the Sub-Adviser in assisting the Sub-Adviser under the Agreement to the same extent as if the Sub-Adviser had taken such action directly. All fees and/or other compensation payable to such an affiliated person shall be the sole responsibility of the Sub-Adviser and neither the Fund nor the Adviser shall have any obligation to pay any fee or compensation to such affiliated person. To the extent the Sub-Adviser utilizes the services of an affiliated person to provide, or assist in providing, discretionary investment advisory services under this Section 3(l), it will provide the Adviser and the Fund with 30 days’ prior written notice, which will include the identity of the affiliated person and such other information reasonably requested by the Adviser or the Fund.

(p)  The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall make reasonable efforts to provide the Trust and the Adviser with any information it inadvertently receives on behalf of the Fund regarding class action claims or any other actions or proceedings in which Sub-Adviser is aware that the Fund may be entitled to participate involving any asset held in the Fund Account and shall cooperate with the Trust and the Adviser to the extent reasonably necessary for the Trust or the Adviser to pursue and/or participate in any such action. If the Trust or the Adviser identifies a security held or previously held by the Fund Account to the Sub-Adviser, the Sub-Adviser shall, to the extent commercially reasonable and legally permissible, inform the Trust and the Adviser if the Sub-Adviser has determined to participate or opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) related to that security.

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4.  Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the applicable requirements of: (i) the 1940 Act and Advisers Act and the rules and regulations adopted under each; (ii) Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), applicable to regulated investment companies; (iii) the CEA and the rules and regulations adopted thereunder; and (iv) all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials.

5.  Proxies. The Sub-Adviser shall not vote proxies on behalf of the Trust.

6.  Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased or sold for the Fund. The Fund shall be responsible for its expenses.

7.  Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule A. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust in accordance with Section 6 above. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.  Limitation of Liability. The Sub-Adviser shall discharge its duties under this Agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent investment professional acting in a similar capacity and familiar with such matters would use. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.  Indemnification.

(a)  The Adviser shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all losses, claims, damages, liabilities and costs (including reasonable legal and other expenses) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, if such act or omission involves the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

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(b)  The Trust shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, if such act or omission involves the Trust’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(c)  The Sub-Adviser shall indemnify the Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(d)  The Sub-Adviser shall indemnify the Trust and any of its trustees, officers, employees and affiliates for all Losses incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Trust’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(e)  The indemnification in this Section 9 shall survive the termination of this Agreement.

10.  Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)  The Trust is a statutory trust duly formed and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder.

(b)  The Trust is registered as an investment company under the 1940 Act and the Fund, a series of the Trust, elected to qualify and has qualified as a regulated investment company under the Code, and the Fund’s shares are registered under the Securities Act of 1933, as amended.

(c)  The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of the Trust and the Board, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under: (i) any provision of applicable law, rule or regulation; (ii) the Trust’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

(d)  The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment services to the Fund Account as contemplated hereby.

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(e)  The Trust will promptly notify the Sub-Adviser if any representation it has made under this Agreement becomes materially untrue.

11.  Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)  The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)  The Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory agency or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will promptly notify the Sub-Adviser if any representation it has made under this Agreement becomes materially untrue.

12.  Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)  The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of any material breach of this Agreement, if any representation under this Agreement becomes materially untrue or the occurrence of any event that the Sub-Adviser reasonably determines could have a materially adverse impact on the Sub-Adviser’s ability to provide services under this Agreement, or would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. To the extent permitted by law, the Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any material action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund. The Sub-Adviser further agrees to, upon request, review any statement regarding the Sub-Adviser contained in the Registration Statement with respect to the Fund and notify the Adviser or the Trust promptly if it becomes aware that any statement regarding the Sub-Adviser contained in the Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

(b)  The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of Federal Securities Laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of the Compliance Procedures and any amendments thereto. The Sub-Adviser will notify the Adviser promptly of any “Material Compliance Matter” (as defined in Rule 38a-1 under the 1940 Act). The Sub-Adviser will also notify the Adviser of any remedial actions that it takes in response to deficiency letters or similar communications from the SEC or another regulator.

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(c)  The Sub-Adviser has adopted a written code of ethics as required by Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Upon request, and within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser: (i) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (ii) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall: (iii) promptly report to the Board and the Adviser in writing any material amendments to its code of ethics; (iv) promptly furnish all pertinent information regarding any material violation of the Sub-Adviser’s code of ethics by: (A) its directors, officers and partners; or (B) any person who has access to nonpublic information regarding: (I) the Fund’s purchase or sale of securities; (II) the portfolio holdings of the Fund; or (III) securities recommendations to the Fund; and (v) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1) and related records.

(d)  The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually.

(e)  The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partner(s) or managing member, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than as soon as reasonably practicable after such change. The Sub-Adviser agrees that it may bear all reasonable expenses of the Trust and Adviser, if any, arising out of the Sub-Adviser’s failure to notify the Trust and the Adviser as set forth herein.

(f)  The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage in an amount agreed upon from time to time by the Adviser and Sub-Adviser from insurance providers that are in the business of regularly providing insurance coverage to investment advisers. In no event shall such coverage be less than $5,000,000. The Sub-Adviser shall upon request endeavor to provide to the Adviser any information it may reasonably require concerning the amount or scope of such insurance. The Sub-Adviser shall provide written notice to the Adviser of any cancellation of coverage that is not replaced with commensurate coverage.

(g)  The Sub-Adviser will not, in violation of applicable law or regulation, use any material non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliated persons or employees in providing investment advice or investment management services to the Fund.

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(h)  The Sub-Adviser agrees that neither it, nor any of its affiliated persons, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliated persons in offering, marketing or other promotional materials without the express written consent of the Adviser. For the avoidance of doubt, the Sub-Adviser may identify itself as a sub-adviser of the Fund during the term of this Agreement, with such right terminating upon termination of this Agreement, and the Sub-Adviser may use the performance of the Fund Account in its composite performance.

(i)  The Sub-Adviser agrees to promptly notify the Trust and the Adviser of trade errors made by the Sub-Adviser in connection with its management of the Fund Account.

(j)  The Sub-Adviser has reviewed the registration requirements of the CEA and the National Futures Association (“NFA”) relating to commodity trading advisors and is either appropriately registered with the Commodity Futures Trading Commission (“CFTC”) and a member of the NFA or exempt or excluded from CFTC registration requirements. If required by the CEA or the rules and regulations thereunder promulgated by the CFTC, the Sub-Adviser will provide the Fund and the Adviser with a copy of its most recent CFTC disclosure document or a written explanation of the reason why it is not required to deliver such a disclosure document.

(k)  The Sub-Adviser has established and will keep in effect a “disaster recovery” preparedness plan that sets forth procedures for recovery of critical business functions at minimum operating levels and can be implemented within a 24-hour time period. The Sub-Adviser shall notify the Trust and the Adviser, as soon as practicable by telephone, email or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event the Sub-Adviser determines has had a material impact on its operations and that requires the Sub-Adviser to implement any procedures under such plan.

(l)  The Sub-Adviser has administrative, technical and physical safeguards in place that comply with all laws and regulations applicable to the Sub-Adviser and, in the event the Sub-Adviser becomes aware of any network, system and/or data breach with respect to its infrastructure (including, but not limited to, a system intrusion, virus or malicious code attack, loss of data, data theft, unauthorized access to confidential information and/or nonpublic personal information, hacking incident or any acts of data ransom) that results in material disruption to operating systems including trading functions, or unauthorized access to and/or use by third parties of the confidential information of the Fund or the Adviser (each, a “Cybersecurity Breach”), the Sub-Adviser will promptly take appropriate steps to contain or mitigate the Cybersecurity Breach, and will, without unreasonable delay, notify the Adviser and the Fund, unless such notification is prohibited by law enforcement or the Sub-Adviser’s regulator(s).

13.  Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

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14.  Confidentiality. The Sub-Adviser, the Adviser and Fund acknowledge and agree that during the term of this Agreement the parties may have access to information that is proprietary or confidential to all parties or their respective affiliates, including material non-public information pertaining to the Fund Account (“Confidential Information”). The parties agree that their respective officers and employees shall treat all such Confidential Information as confidential and proprietary and will not use or disclose Confidential Information for any purpose other than in connection with the exercise of their responsibilities under this Agreement, except in the following circumstances: (i) where any Confidential Information is made publicly available other than in breach of this Agreement; and (ii) where disclosure is required to comply with applicable law, rule or regulation, or a court order or requested by any governmental, regulatory or taxing authority, or any self-regulatory organization, that may have jurisdiction over any party, in which case such party shall request confidential treatment of such information whenever possible. In addition, the Adviser and the Fund acknowledge that the Sub-Adviser may disclose information relating to its investment activities in the normal course of business, including information relating to the Fund Account, provided that no information identifying the Fund or the Adviser may be shared. However, the Sub-Adviser shall take steps to ensure that the Fund’s portfolio holdings information is shared only with such persons that are subject to a duty of confidentiality and duty not to trade on such information, and that such persons comply with the confidentiality provisions of this Agreement.

The Adviser and the Fund agree not to make use of the investment decisions or recommendations of the Sub-Adviser, other than with respect to the Fund Account, without the written consent of the Sub-Adviser. In addition, each party shall use its best efforts to ensure that any of its agents or affiliates who may gain access to Confidential Information shall be made aware of its proprietary nature and shall likewise treat it as confidential. The provisions of this Section 14 shall survive any termination of this Agreement.

15.  Duration and Termination.

(a)  Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval by the Board, or by vote of a majority of the outstanding voting securities of the Funds, as applicable, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of those Trustees of the Trust who are not interested parties to this Agreement or “interested persons” (as defined within the meaning of Section 2(a)(19) of the 1940 Act) of any such party to this Agreement; and (ii) the Board, or by vote of a majority of the outstanding voting securities of the Fund, in accordance with all applicable provisions of the 1940 Act, and any applicable exemptive relief provided by the SEC.

(b)  This Agreement may be terminated at any time, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Sub-Adviser.

(c)  This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser immediately upon written notice to the Sub-Adviser.

(d)  This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Sub-Adviser, or upon the termination of the Advisory Agreement as it relates to the Fund. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement by the Sub-Adviser.

(e)  This Agreement may be terminated at any time by the Sub-Adviser on ninety (90) days’ written notice to the Fund and the Adviser, but any such termination shall not affect the status, obligations, or liabilities of the Sub-Adviser to the Fund and the Adviser arising prior to termination.

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16.  Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved: (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party; and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the approval is pursuant to an SEC order, no-action letter, rule or regulation permitting the Trust to modify the Agreement without a shareholder vote).

17.  Third-Party Beneficiaries. The only parties to this Agreement are the Trust, the Adviser and the Sub-Adviser, and the Trust and the Adviser are the only beneficiaries of the Sub-Adviser’s services hereunder. The parties do not intend for this Agreement to benefit any other persons including, without limitation, a record or beneficial owner of shares of the Fund.

18.  Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.  Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.  Reference to the Sub-Adviser. The Adviser and the Trust are authorized to publish and distribute information, including, but not limited to, Registration Statements, Fund fact sheets and marketing material, regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and to include in such information the name of the Sub-Adviser or any trademark, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser. The Adviser will provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution.

21.  No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation: (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

22.  Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

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23.  Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the Federal Securities Laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

24.  Force Majeure. No party to this Agreement will be liable for any failure or delay in performing any of its obligations under or pursuant to the Agreement, and any such failure or delay in performing its obligations will not constitute a breach of the Agreement, if such failure or delay is due to any cause whatsoever outside its reasonable control. Any such non-performing party will be entitled to a reasonable extension of the time for performing such obligations. Events outside a party’s reasonable control include any event or circumstance that the party is unable to avoid using reasonable skill and care.

25.  Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via email) or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to:

GuideStone Capital Management, LLC

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

Attn:   Melanie Childers, Vice President – Fund Operations and Secretary

Email: melanie.childers@guidestone.org

All notices provided to the Sub-Adviser will be sent to:

Wellington Management Company LLP

280 Congress Street

Boston, Massachusetts 02210

Attn:   Legal and Compliance Department

Email: #WellingtonRelationshipTeamGuideStone@wellington.com

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE AND HAS NOT BEEN FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of March 7, 2024.1

GUIDESTONE FUNDS, on behalf of the series of the Trust listed on Schedule A

By:
Name:	Brandon Pizzurro
Title:	President

GUIDESTONE CAPITAL MANAGEMENT, LLC

By:
Name:	Melanie Childers
Title:	Vice President – Fund Operations and Secretary

WELLINGTON MANAGEMENT
COMPANY LLP

By:
Name:
Title:

1 Original Agreement dated June 6, 2018.

 As Amended and Restated as of September 29, 2020., as amended

 Amended and Restated as of March 7, 2024.

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